Liabilities for Employee Benefits, Net - Schedule of Expenses in Respect of Defined Contribution Plans (Details) - Expenses in Defined Contribution Plans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Expenses in Respect of Defined Contribution Plans [Line Items]
Expenses in respect of employee benefits	$ 9	$ 7
Cost of revenue	3	2
Research and development expenses	1	1
Selling and marketing expenses	2	1
General and administrative expenses	3	3
Profit and loss	$ 9	$ 7